Filed pursuant to Rule 497(e) and Rule 497(k)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG Managers CenterSquare Real Estate Fund

Supplement dated February 18, 2022 to the Summary Prospectus, dated May 1, 2021, as supplemented August 2, 2021 and November 3, 2021, the Prospectus, dated May 1, 2021, as supplemented August 2, 2021, September 1, 2021 and November 3, 2021, and the Statement of Additional Information, dated May 1, 2021, as supplemented August 2, 2021, September 1, 2021 and November 3, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Managers CenterSquare Real Estate Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”), dated and supplemented as noted above.

At a meeting held on November 2, 2021, the Board of Trustees of the Trust approved and recommended submitting to the Fund’s shareholders a proposed Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of the Fund into a corresponding series of Total Fund Solution, Cromwell CenterSquare Real Estate Fund (the “Acquiring Fund”) (the “Reorganization”). At a meeting held on February 17, 2022, shareholders of the Fund approved the Reorganization. Pursuant to the Reorganization, the assets and liabilities of the Fund will be exchanged for shares of the Acquiring Fund, and shareholders of the Fund will become shareholders of the Acquiring Fund. The Reorganization is expected to close on or about March 7, 2022 and the valuation for purposes of the Reorganization will be done at 4:00 p.m. Eastern Time on March 4, 2022 or such earlier or later time and day as to which an authorized officer of each of the parties to the Plan may agree in writing. In anticipation of the Reorganization, generally the last day for purchases and exchanges into the Fund will be at the close of business on March 4, 2022.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE